UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/03/2009

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
001-32956	NewPage Holding Corporation Delaware 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243	05-0616158
333-125952	NewPage Corporation Delaware 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243	05-0616156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Registrants have received the resignation of Michael S. Williams from the boards of directors and compensation committee of NewPage Holding Corporation and NewPage Corporation effective as of August 3, 2009. There were no disagreements between Mr. Williams and the Registrants that resulted in Mr. Williams' resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewPage Holding Corporation

Date: August 05, 2009	By:	/s/ Douglas K. Cooper
Douglas K. Cooper
Secretary

NewPage Corporation

Date: August 05, 2009	By:	/s/ Douglas K. Cooper
Douglas K. Cooper
Secretary